FIRST AMENDMENT TO
                                   SECOND AMENDED AND RESTATED AGREEMENT
                                           OF LIMITED PARTNERSHIP
                                                     OF
                                          SYDNEY ENGEL ASSOCIATES


        This First Amendment to the Second Amended and Restated Agreement of Limited Partnership ("First Amendment") of SYDNEY ENGEL ASSOCIATES is made and entered into as of the 24th day of March, 1997, by and among the undersigned parties.

        WHEREAS, as of June 1, 1990, THE ENGEL GROUP, INC., a New York corporation with an office at 124 Atlantic Avenue, Lynbrook, New York 11563 ("Engel"), THE RICHMAN GROUP, INC., a Delaware corporation with an office at 599 West Putnam Avenue, Greenwich, Connecticut 06830 ("Richman") and TWIN CASTLE GROUP INC., a New York corporation with an office at 550 Brush Avenue, Bronx, New York 10465 ("Twin Castle") (Engel, Richman and Twin Castle sometimes hereinafter being referred to collectively as the "General Partners" or individually as a "General Partner") and AMERICAN TAX CREDIT PROPERTIES III L.P., a Delaware limited partnership with an office c/o Richman ("Limited Partner") entered into the Second Amended and Restated Agreement of Limited Partnership (the "Agreement") of Sydney Engel Associates (the "Partnership"); and

        WHEREAS,  the parties now desire to enter into this First  Amendment  to
(i) continue the Partnership, (ii) amend the address of the Principal Executive Offices and the Agent for Service of Process and (iii) authorize the filing of a Certificate of Adoption and Certificate of Amendment with the New York State Department of State in accordance with Article 8-A of the Partnership Law of the State of New York (the "Revised Act").

        NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to continue the Partnership pursuant to the Revised Act, as set forth in this First Amendment, as follows:

        1. All initially capitalized terms shall have the meanings ascribed to them in the Agreement, unless otherwise provided herein. This Agreement may be signed in counterparts.

        2. The undersigned hereby continue the Partnership as a limited partnership under the Revised Act.

        3. Upon the execution of the First Amendment by the parties hereto, the Managing General Partner shall take all actions necessary and appropriate to assure the prompt filing of a Certificate of Adoption and a Certificate of Amendment pursuant, respectively, to Sections 121-1202 and 121-202 of the Revised Act in the form annexed hereto as Exhibit "A", together with such other documents as may be required by the Revised Act. All fees for the filing shall be paid out of the Partnership's assets.

        4.      Section 1.02 of the Agreement is amended to read as follows:

        "Name.  The name of the Partnership is SYDNEY ENGEL ASSOCIATES L.P."

        5. Section 1.03 of the Agreement is amended to provide that the principal executive office of the Partnership shall remain c/o
The Engel Group, Inc., but at the following address: 124 Atlantic Avenue, Lynbrook, New York 11563.

        6. The execution of this First Amendment by the Limited Partner constitutes its consent to the amendment of the Agreement pursuant to Article XIV thereof.



        IN WITNESS  WHEREOF,  the parties have affixed their  signatures to this
First  Amendment  to the  Second  Amended  and  Restated  Agreement  of  Limited
Partnership of Sydney Engel Associates L.P. as of the date first above written.
                                GENERAL PARTNERS:
ATTEST/WITNESS:                                  THE ENGEL GROUP, INC.


/s/ Michael S. Weiss                             By: /s/ Sydney Engel
                                                       Sydney Engel, President


ATTEST/WITNESS:                                  THE RICHMAN GROUP, INC.


/s/ Ann H. McGuire                               By: /s/ Richard P. Richman
                                                  Richard P. Richman, President


ATTEST/WITNESS:                                  TWIN CASTLE GROUP, INC.


/s/ Vincent Anzalone                             By: /s/ Michael Contillo
                                                    Michael Contillo, President


                                LIMITED PARTNER:

                                       AMERICAN TAX CREDIT PROPERTIES III L.P.

                        By:  Richman  Tax  Credit  Properties  III L.P.,  its
                                 general partner

ATTEST/WITNESS:          By: Richman Housing Credits Inc., its general partner


/s/ Mary K. Holzer                     By: /s/ David Salzman
                                      David Salzman, Vice President



STATE OF NEW YORK      )
                              )     SS.:
COUNTY OF NASSAU       )

        On this 15th day of April, 1997, before me personally came Sydney Engel, to me known, who being by me duly sworn, did depose and say that he resides at 206 Albon Road, Hewlett, New York ; that he is the President of THE ENGEL GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Michael S. Weiss
                                  Notary Public




STATE OF CONNECTICUT )
                             )          SS.: Greenwich
COUNTY OF Fairfield)

        On this 18th day of April, 1997, before me personally came Richard P. Richman to me known, who being by me duly sworn, did depose and say that he resides at 7 Dwight Lane, Greenwich, Ct., 06831; that he is the President of THE RICHMAN GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Mary K. Holzer
                                  Notary Public




STATE OF NEW YORK      )
                              )              SS.:
COUNTY OF BRONX        )

        On this 14th day of March, 1997, before me personally came MICHAEL CONTILLO, to me known, who being by me duly sworn, did depose and say that he resides at 550 Brush Avenue, Bronx, New York; that he is the President of TWIN CASTLE GROUP, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                                   /s/ Vincent Anzalone
                                  Notary Public

STATE OF CONN.)
                             )              SS.: Greenwich
COUNTY OF FAIRFIELD)

        On this 18th day of April, 1997, before me personally came DAVID SALZMAN, to me known, who being by me duly sworn, did depose and say that he resides at 12 Varian Lane, Scarsdale, New York, 10583; that he is the Vice-President of RICHMAN HOUSING CREDITS INC., the corporation described in and which executed the foregoing instrument; which corporation is the general partner of Richman Tax Credit Properties III L.P., the general partner of AMERICAN TAX CREDIT PROPERTIES III L.P., the limited partnership which executed the foregoing instrument; that the execution of the instrument by AMERICAN TAX CREDIT PROPERTIES III L.P. was duly authorized according to the Limited Partnership Agreement; that RICHMAN HOUSING CREDITS INC., the general partner of its general partner, executed the instrument on behalf of the limited partnership pursuant to said authorization and that he signed his name thereto by order of the board of directors of said corporation.

                                                   /s/ Ann H. McGuire
                                  Notary Public